                             SERVICER'S CERTIFICATE
                            (PURSUANT TO SECTION 3.9
                          OF THE POOLING AND SERVICING
                         AGREEMENT, DATED MARCH 1, 1996)

                           BANC ONE AUTO TRUST 1996-A

           Interest Period January 15, 1997 through February 17, 1997

           Collection Period January 1, 1997 through January 31, 1997

The undersigned officer of Bank One, Texas N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.

Signed by: Jeff Stewart              Attested:   Chris Klimko

           Jeff Stewart                          Secretary
           Vice President                        Bank One, Texas, N.A.
           Bank One, Texas, N.A.


A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                                                                 $537,526,728.62
(B) Total Certificate Balance                                                                $537,526,728.62
(C) Class A Certificates
    (i)   Class A Percentage                                                                           95.50%
    (ii)  Original Class A Principal Balance                                                 $513,340,000.00
    (iii) Class A Pass-Through Rate                                                                     6.10%
(D) Class B Certificates
    (i)   Class B Percentage                                                                            4.50%
    (ii)  Original Class B Principal Balance                                                  $24,186,728.62
    (iii) Class B Pass-Through Rate                                                                     6.25%
(E) Servicing Fee Rate (per annum)                                                                      1.00%
(F) Weighted Average Coupon (WAC)                                                                     11.649%
(G) Weighted Average Original Maturity (WAOM)                                                          59.75  months
(H) Weighted Average Remaining Maturity (WAM)                                                          50.62  months
(I) Number of Receivables                                                                             41,508
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                      1.75%
    (ii)  Reserve Fund Initial Deposit                                                         $9,406,717.75
    (iii) Specified Reserve Balance:
          (a)  On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b)  Percent of Initial Certificate Balance                                                   1.50%
          (c)  Percent of Remaining Certificate Balance                                                 4.00%
          (d)  Trigger Percent of Remaining Certificate Balance                                         9.00%



B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                                               $349,780,339.19
(B) Total Certificate Balance                                                                              $349,780,339.19
(C) Total Certificate Pool Factor                                                                                0.6507218
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                                       $334,041,508.58
    (ii) Class A Certificate Pool Factor                                                                         0.6507218
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                                        $15,738,830.61
    (ii) Class B Certificate Pool Factor                                                                         0.6507218
(F) Reserve Fund Balance                                                                                     16,242,456.14
(G) Cumulative Net Losses for All Prior Periods                                                              11,144,865.02
(H) Charge-off Rate for Second Preceding Period                                                                       2.92%
(I) Charge-off Rate for Preceding Period                                                                              4.75%
(J) Delinquency Percentage for Second Preceding Period                                                                1.39%
(K) Delinquency Percentage for Preceding Period                                                                       1.39%
(L) Weighted Average Coupon (WAC)                                                                                   11.550%
(M) Weighted Average Remaining Maturity (WAM)                                                                        42.44   months
(N) Number of Receivables                                                                                           32,500

C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                              15,032,629.22
    (ii)  Prepayments in Full                                                                                         0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                              0.00
    (iv)  Other Refunds Related to Principal                                                                          0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                                3,470,745.25
    (ii)  Repurchased Loan Proceeds Related to Interest                                                               0.00
(C) Weighted Average Coupon (WAC)                                                                                    11.55%
(D) Weighted Average Remaining Maturity (WAM)                                                                        41.61   months
(E) Remaining Number of Receivables                                                                                 31,692

(F) Delinquent Receivables                                         Dollar Amount                                  #  Units
                                                                   --------------                                 --------
    (i)   30-59 Days Delinquent                                         9,617,934                 2.89%                814
    (ii)  60-89 Days Delinquent                                         2,494,620                 0.75%                200
    (iii) 90 Days or More Delinquent                                    1,375,535                 0.41%                118


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Fund Investment Income                                                                               72,053.50
(B) Collection Account Investment Income                                                                          5,249.98
(C) Realized Losses for Collection Period:
    (i)   Charge-offs for current Collection Period - Principal                                               1,558,230.18
    (ii)  Realized Losses for Collection Period (C)(i)-(D)(i)                                                 1,538,143.26
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                              20,086.92
    (ii)  Liquidation Proceeds Related to Interest                                                                    0.00
    (iii) Recoveries from Prior Month Charge Offs                                                               238,924.20



E. COLLECTIONS
--------------
Interest Collections:
(A) Interest Payments Received                                                          3,470,745.25
(B) Liquidation Proceeds Related to Interest                                                    0.00
(C) Repurchased Loan Proceeds                                                                   0.00
(D) Recoveries from Prior Month Charge Offs                                               238,924.20
                                                                                      --------------
(E) Interest Collections                                                                3,709,669.45

Principal Collections:
(F) Principal Payments Received                                                       $15,032,629.22
(G) Liquidation Proceeds Related to Principal                                              20,086.92
(H) Other Refunds Related to Principal                                                          0.00
                                                                                      --------------
(I) Principal Collections                                                              15,052,716.14

(J) Total Collections                                                                 $18,762,385.59

F. DISTRIBUTABLE AMOUNTS
------------------------

(A) Servicing Fee :
    (i)   Servicing Fee                                                                  $291,483.62
    (ii)  Prior Collection Period unpaid Servicing Fees                                         0.00
                                                                                      --------------
    (iii) Total Servicing Fee                                                            $291,483.62

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                     $1,698,044.34
    (ii)  Class A prior period Interest Carryover Shortfall                                     0.00
                                                                                      --------------
    (iii) Class A Interest Distribution                                                $1,698,044.34
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                        $81,973.08
    (ii)  Class B prior period Interest Carryover Shortfall                                     0.00
                                                                                      --------------
    (iii) Class B Interest Distribution                                                   $81,973.08

(D) Total Certificate Interest Distribution                                            $1,780,017.41
(E) Total Certificate Interest Distribution plus Total Servicing Fee                   $2,071,501.03


F. DISTRIBUTABLE AMOUNTS
------------------------
Principal:
(F) Principal Collections                                                             $15,052,716.14
(G) Realized Losses                                                                     1,538,143.26
                                                                                      --------------
(H) Total Monthly Principal                                                           $16,590,859.40

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                   $15,844,331.66
    (ii)  Class A prior period Principal Carryover Shortfall                                    0.00
                                                                                      --------------
    (iii) Class A Principal Distribution                                              $15,844,331.66

(J) Class B Certificates
    (i)   Class B Monthly Principal                                                      $746,527.74
    (ii)  Class B prior period Principal Carryover Shortfall                                    0.00
                                                                                      --------------
    (iii) Class B Principal Distribution                                                 $746,527.74

(K) Total Principal Distribution                                                      $16,590,859.40

(L) Total Interest and Principal Distribution Amounts                                 $18,662,360.43
       plus Servicing Fee



G. DISTRIBUTIONS
----------------
(A) Total Interest Collections available to be distributed                                                          3,709,669.45
(B) Class B Percentage of Principal Collections                                                                       677,316.94
(C) Servicing Fee :
    (i)    Total Servicing Fee                                                                                        291,483.62
    (ii)   Servicing Fee paid                                                                                         291,483.62
    (iii)  Unpaid Servicing Fee                                                                                             0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                                 3,418,185.83
    Interest:
(E) Class A Certificates
    (i)    Class A Interest Distribution                                                                            1,698,044.34
    (ii)   Class A Interest Distribution paid from Interest Collections after Servicing Fee                         1,698,044.34
    (iii)  Total Interest Collections available after Class A Interest Distribution paid                            1,720,141.50
    (iv)   Class A Interest Distribution remaining to be paid                                                               0.00
    (v)    Class A Interest Distribution paid from Class B Percentage of Principal Collections                              0.00
    (vi)   Class A Interest Distribution remaining to be paid                                                               0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                                             0.00
    (viii) Class A Interest Carryover Shortfall                                                                             0.00
    (ix)   Class A Interest Distribution paid                                                                       1,698,044.34

(F) Class B Certificates
    (i)    Class B Interest Distribution                                                                               81,973.08
    (ii)   Class B Interest Distribution paid from Interest Collections after Class A Interest Distribution            81,973.08
    (iii)  Total Interest Collections available after Class B Interest Distribution paid                            1,638,168.42
    (iv)   Class B Interest Distribution remaining to be paid                                                               0.00
    (v)    Class B Interest Distribution paid from Reserve Fund                                                             0.00
    (vi)   Class B Interest Carryover Shortfall                                                                             0.00
    (vii)  Class B Interest Distribution paid                                                                          81,973.08

(G) Total Interest Paid                                                                                             1,780,017.41
(H) Total Interest and Servicing Fee Paid                                                                           2,071,501.03
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest Distribution paid     1,638,168.42

Total Collections available to be distributed:
(J) Total Principal Collections                                                                                    15,052,716.14
(K) Excess Interest                                                                                                 1,638,168.42
(L) Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                             0.00
(M) Total Collections available to be distributed as principal                                                     16,690,884.56

Principal:
(N) Class A Certificates
    (i)    Class A Principal Distribution                                                                          15,844,331.66
    (ii)   Class A Principal Distribution paid from total Collections available to be distributed                  15,844,331.66
    (iii)  Total Collections available after Class A Principal Distribution paid                                      846,552.90
    (iv)   Class A Principal Distribution remaining to be paid                                                              0.00
    (v)    Class A Principal Distribution paid from Reserve Fund                                                            0.00
    (vi)   Class A Principal Carryover Shortfall                                                                            0.00
    (vii)  Total Class A Principal Distribution paid                                                               15,844,331.66

(O) Class B Certificates
    (i)    Class B Principal Distribution                                                                             746,527.74
    (ii)   Class B Principal Distribution paid from total Collections available to be distributed                     746,527.74
    (iii)  Total Collections available after Class B Principal Distribution paid                                      100,025.16
    (iv)   Class B Principal Distribution remaining to be paid                                                              0.00
    (v)    Class B Principal Distribution paid from Reserve Fund                                                            0.00
    (vi)   Class B Principal Carryover Shortfall                                                                            0.00
    (vii)  Total Class B Principal Distribution paid                                                                  746,527.74

(P)  Total Excess Cash to the Reserve Fund                                                                            100,025.16



H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------
                                                                        Beginning                      End
                                                                        of Period                   of Period
                                                                   ----------------------      ----------------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                       $349,780,339.19             $333,189,479.79
    (ii)   Aggregate Certificate Pool Factor                             0.6507218                   0.6198566
    (iii)  Class A Principal Balance                                334,041,508.58              318,197,176.92
    (iv)   Class A Pool Factor                                           0.6507218                   0.6198566
    (v)    Class B Principal Balance                                 15,738,830.61               14,992,302.87
    (vi)   Class B Pool Factor                                           0.6507218                   0.6198566

(B) Pool Information
    (i)    Weighted Average Coupon (WAC)                                     11.55%                      11.55%
    (ii)   Weighted Average Remaining Maturity (WAM)                         42.44 months                41.61 months
    (iii)  Remaining Number of Receivables                                  32,500                      31,692
    (iv)   Pool Balance                                            $349,780,339.19             $333,189,479.79


I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------

(A) Beginning Reserve Account Balance                                                            16,242,456.14
(B) Less: Draw to pay Class A Interest Distribution                                                       0.00
(C) Reserve Account Balance after draw                                                           16,242,456.14
(D) Less: Draw to pay Class B Interest Distribution                                                       0.00
(E) Reserve Account Balance after draw                                                           16,242,456.14
(F) Less: Draw to pay Class A Principal Distribution                                                      0.00
(G) Reserve Account Balance after draw                                                           16,242,456.14
(H) Less: Draw to pay Class B Principal Distribution                                                      0.00
(I) Reserve Account Balance after draw                                                           16,242,456.14
(J) Total excess Collections deposited in the Reserve Fund                                          100,025.16
                                                                                              ----------------
(K) Reserve Fund Balance                                                                         16,342,481.30
(L) Specified Reserve Account Balance                                                            29,987,053.18
(M) Reserve Account Release to Seller                                                                     0.00
                                                                                              ----------------
(N) Ending Reserve Account Balance                                                               16,342,481.30
                                                                                              ================

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Liquidated Contracts

    (i)   Liquidation Proceeds Related to Principal                                                                    $20,086.92
    (ii)  Liquidation Proceeds Related to Interest                                                                           0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                                238,924.20
(B) Realized Losses for Collection Period                                                                            1,538,143.26
(C) Charge-off Rate for Collection Period (annualized)                                                                       4.57%
(D) Cumulative Net Losses for all Periods                                                                           12,683,008.28
(E) Delinquent Receivables
                                                                  Dollar Amount                     #  Units
                                                                  -------------                     --------
    (i)   30-59 Days Delinquent                                       9,617,934           2.89%         814
    (ii)  60-89 Days Delinquent                                       2,494,620           0.75%         200
    (iii) 90 Days or More Delinquent                                  1,375,535           0.41%         118



K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------
(A) Charge-off Rate
    (i)   Second Preceding Collection Period                                          2.92%
    (ii)  Preceding Collection Period                                                 4.75%
    (iii) Current Collection Period                                                   4.57%
    (iv)  Three Month Average (Avg(i,ii,iii))                                         4.08%

(B) Delinquency Percentages
    (i)   Second Preceding Collection Period                                          1.39%
    (ii)  Preceding Collection Period                                                 1.39%
    (iii) Current Collection Period                                                   1.16%
    (iv)  Three Month Average (Avg(i,ii,iii))                                         1.31%

(C) Loss and Delinquency Trigger Indicator                                 Trigger was hit



L.  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------
                                                                                                             Per $1,000 of
                                                                                                          Original Principal
(A)  Amount of distribution allocable to principal:                                       Dollars ($)            Balance
                                                                                        --------------    ------------------
    (i)     Class A Certificates                                                         15,844,331.66            30.8651803
    (ii)    Class B Certificates                                                            746,527.74            30.8651803

                                                                                                             Per $1,000 of
                                                                                                          Original Principal
                                                                                          Dollars ($)            Balance
(B)  Amount of distribution allocable to interest:                                      --------------    ------------------
    (i)     Class A Certificates                                                          1,698,044.34             3.3078356
    (ii)    Class B Certificates                                                             81,973.08             3.3891758

(C)  Pool Balance as of the close of business on the last day of the Collection
     Period                                                                            $333,189,479.79
                                                                                        --------------


                                                                                                              Per $1,000 of
                                                                                                          Original Principal
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the related         Dollars ($)            Balance
     Collection Period                                                                  --------------    ------------------
     (i)    Total Servicing Fee                                                             291,483.62
     (ii)   Class A Percentage of the Servicing Fee                                         278,367.92             0.5422681
     (ii)   Class B Percentage of the Servicing Fee                                          13,115.69             0.5422681

                                                                                                              Per $1,000 of
                                                                                                          Original Principal
                                                                                          Dollars ($)             Balance
                                                                                        --------------    ------------------
(E)  (i)    Class A Interest Carryover Shortfall                                                  0.00             0.0000000
     (ii)   Class A Principal Carryover Shortfall                                                 0.00             0.0000000
     (iii)  Class B Interest Carryover Shortfall                                                  0.00             0.0000000
     (iv)   Class B Principal Carryover Shortfall                                                 0.00             0.0000000

     Change with respect to immediately preceding Distribution Date:
     (v)    Class A Interest Carryover Shortfall                                                  0.00             0.0000000
     (vi)   Class A Principal Carryover Shortfall                                                 0.00             0.0000000
     (vii)  Class B Interest Carryover Shortfall                                                  0.00             0.0000000
     (viii) Class B Principal Carryover Shortfall                                                 0.00             0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all                                     Pool Factor
     payments allocated to principal                                                                      ------------------
     (i)    Class A Pool Factor                                                                                    0.6198566
     (ii)   Class B Pool Factor                                                                                    0.6198566

(G)  Amount of the aggregate Realized Losses, if any, for such Collection Period ($)     $1,538,143.26
                                                                                        --------------

(H)  Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the preceding
     Collection Period                                                                   $3,870,154.44

(I)  Amount on deposit in the Reserve Fund on such Distribution Date, after
     giving effect to distributions made on such Distribution Date                      $16,342,481.30
                                                                                        --------------

(J)  Aggregate outstanding principal balances for each class of certificates,
     after giving effect to all payments allocated to principal                                            Principal Balance
                                                                                                           -----------------
     (i)    Class A Principal Balance                                                                         318,197,176.92
     (ii)   Class B Principal Balance                                                                          14,992,302.87

(K)  Amount otherwise distributable to the Class B Certificateholders that is
     being distributed to the Class A Certificateholders on such Distribution Date               $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or
     purchased by the Servicer with respect to the Related Collection Period ($)                 $0.00
                                                                                        --------------


M. INSTRUCTIONS TO THE TRUSTEE
------------------------------

On the Distribution Date, make the following deposits and distributions:

(A)  Withdraw from the Collection Account and distribute to the Servicer:
     (i)   Servicing Fee                                                                     $291,483.62
     (ii)  Servicing Fees retained by the Seller                                              291,483.62
     (iii) Servicing Fees to be distributed to the Seller on the Distribution Date (i-ii)                         $0.00
                                                                                                        ---------------

(B)  Withdraw from the Collection Account and deposit in the Class A Distribution
     Account:
     (i)   for the Class A Interest Distribution                                           $1,698,044.34
     (ii)  for the Class A Principal Distribution                                          15,844,331.66
     (iii) Total (i+ii)                                                                                  $17,542,376.00
                                                                                                        ---------------

(C)  Withdraw from the Collection Account and deposit in the Class B Distribution
     Account:
     (i)   for the Class B Interest Distribution                                              $81,973.08
     (ii)  for the Class B Principal Distribution                                             746,527.74
     (iii) Total (i+ii)                                                                                     $828,500.82
                                                                                                        ---------------

(D)  Withdraw excess Collections from the Collection Account and deposit in the
     Reserve Fund                                                                                           $100,025.16
                                                                                                        ---------------

(E)  Withdraw from the Reserve Fund and deposit in the Class A Distribution
     Account:
     (i)   Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and
           the Class B Percentage of Principal Collections                                                        $0.00
     (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution
           and the Class B Interest Distribution                                                                   0.00
     (iii) Total                                                                                                           $0.00
                                                                                                                       ---------

(F)  Withdraw from the Reserve Fund and deposit in the Class B Distribution
     Account:
     (i)   Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution
           of the Class A Interest Distribution                                                                   $0.00
     (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution,
           the Class B Interest Distribution, and the Class A Principal Distribution                               0.00
     (iii) Total                                                                                                           $0.00
                                                                                                                       ---------